UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2011

SunPower Corporation

(Exact name of registrant as specified in its charter)

000-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

77 Rio Robles, San Jose, CA 95134
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 28, 2011, SunPower Corporation (“SunPower”), a Delaware corporation, and Total S.A., a French société anonyme (“Total”), issued a press release announcing that Total Gas & Power USA S.A.S., a French société par actions simplifiée (“Purchaser”), a subsidiary of Total, and SunPower have entered into a Tender Offer Agreement dated April 28, 2011 pursuant to which, among other things, Purchaser will launch a friendly tender offer for up to approximately 60 percent of SunPower’s outstanding Class A Common shares and approximately 60 percent of SunPower’s outstanding Class B Common shares at a price of $23.25 per share for each class. A copy of the press release is attached hereto as Exhibit 99.1 to this report.

Additional Information and Where to Find It

This announcement is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities. The planned tender offer for the outstanding shares of SunPower’s Class A and Class B common stock described in this announcement has not commenced and will only be made pursuant to a Tender Offer Statement on Schedule TO (including an offer to purchase, a related letter of transmittal and other offer documents). At the time the tender offer is commenced, Total and Purchaser will file a Tender Offer Statement on Schedule TO with the U.S. Securities and Exchange Commission (“SEC”), and SunPower will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC. Purchaser and SunPower intend to mail these documents to the stockholders of SunPower. The Tender Offer Statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the Solicitation/Recommendation Statement will contain important information relating to the tender offer and SunPower stockholders are urged to read those documents, and any amendments to those documents, carefully before making any decision with respect to the tender offer. Those materials and all other documents filed by Total, Purchaser or SunPower with the SEC will be available at no charge on the SEC’s web site at www.sec.gov. The Tender Offer Statement and related materials may be obtained for free by directing such requests to MacKenzie Partners, Inc., the Information Agent for the tender offer, at (800) 322-2885. The Solicitation/Recommendation Statement and such other documents may be obtained for free by directing such requests to SunPower, 77 Rio Robles, San Jose, CA 95134.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Joint Press Release of SunPower Corporation and Total S.A. dated April 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

Date: April 28, 2011	By:	/s/ DENNIS V. ARRIOLA
	Name:	Dennis V. Arriola
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Joint Press Release of SunPower Corporation and Total S.A. dated April 28, 2011.